UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/15__

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

August 31, 2015

Templeton Growth Fund, Inc.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Growth Fund, Inc.	3
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm	38
Tax Information	39
Board Members and Officers	40
Shareholder Information	45

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Annual Report

Templeton Growth Fund, Inc.

This annual report for Templeton Growth Fund covers the fiscal year ended August 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares had a -10.76% cumulative total return for the 12 months under review. In comparison, the MSCI World Index, which measures stock performance in global developed markets, had a -3.61% total return.1 The Fund’s long-term relative results are shown in the Performance Summary beginning on page 9. For the 10-year period ended August 31, 2015, the Fund’s Class A shares generated a +41.76% cumulative total return, compared with the MSCI World Index’s +78.74% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall declined during the period, although a generally accommodative monetary policy environment and signs of economic improvement in Europe provided some support. However, weighing on global stocks near period-end was a rapid sell-off in China’s equity markets, despite the government’s monetary easing effort. Over the reporting period, oil prices declined sharply owing largely to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth was mixed during the 12 months under review. In 2014’s fourth quarter, growth expanded due to increased consumer spending, business investment, exports, and state and local government spending. Growth slowed in 2015’s first quarter as the U.S. dollar strengthened, energy prices fell, and a West Coast ports labor dispute led to decreased exports. However, growth rebounded in the second quarter due to increases in consumer spending, net exports, state and local government spending, and investments for businesses, homes and inventory. The U.S. Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when to begin increasing it toward normal levels. During its July meeting, the Fed stated that although labor market and economic conditions had improved, committee members would like more confidence that inflation was moving toward their goal before raising the federal funds target rate. Furthermore, it regarded international

1. Source: Morningstar. As of 8/31/15, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +3.55%, compared with the
MSCI World Index’s 10-year average annual total return of +5.98%.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

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TEMPLETON GROWTH FUND, INC.

developments, particularly moderating growth in China and other emerging markets and China’s unexpected currency devaluation, as well as a strengthening U.S. dollar, as potential risks to U.S. economic growth.

Outside the U.S., the U.K. economy grew in 2015’s second quarter supported by services and industrial production. Eurozone economic growth generally improved during the period. France’s economy stagnated due to lower consumer spending and business investment, which was partially offset by higher exports, while Italy expanded but at a slower pace. In contrast, Greece’s economy grew despite the country’s liquidity crisis. Germany’s economic growth rose slightly compared with the previous quarter largely due to strong exports, although at a lower-than-expected rate as weak inventories and investments weighed on the economy. The eurozone’s annual inflation rate rose beginning in May as services and food prices increased. In late 2014, the European Central Bank (ECB) reduced its interest rates, and in early 2015, it expanded asset purchases to avoid deflation and potentially boost the economy. Despite Greece’s debt issues and geopolitical tension in Ukraine, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast.

The Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. Japan’s economy continued to grow in 2015’s first quarter, driven by increasing private demand as business investment and private consumption rose. However, growth contracted in the second quarter due to decreases in net exports, consumer spending and business investment. The BOJ lowered its economic growth and inflation forecasts twice during the period.

In emerging markets, economic growth generally moderated. In early 2015, a temporary solution to Greece’s dispute with the country’s international creditors and a Russia-Ukraine ceasefire agreement bolstered emerging market stocks. Later in the period, investors remained concerned about Greece’s economy, even though the country and its international creditors agreed on a third bailout package. In China, the government sought to cool domestic stock market speculation, but its intervention led to severe market volatility in June and July. Emerging market stocks, especially Chinese equities, slumped in August after China devalued the renminbi. This move sparked concerns among investors about China’s moderating economy and a possible currency war. Toward period-end,

China’s reluctance to implement widely anticipated monetary policy easing measures triggered a fresh sell-off in the domestic equity market, forcing China’s central bank to reduce the benchmark interest rate and the reserve ratio requirement.

In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The 12 months under review brought renewed volatility to global equity markets and renewed headwinds for our patient, bottom-up value investment approach. The years since the onset of the global financial crisis have come to represent one of the most challenging periods of our investment career. The problem has not been absolute returns, as the Fund has generated significant gains since the depths of the global financial crisis. We believe the problem has been an unusually hostile market for value investors. In fact, value as a style is on track to underper-form growth for its ninth consecutive year, the longest stretch on record. Although the Fund has weathered deeper periods of underperformance in the past, this latest episode of relative weakness has been notable for being the longest on record.

In our opinion, recent performance was an anomaly. Historically, value-oriented stocks have outperformed the broader market more often than not. Over the past four decades, even taking into account recent weakness, the Fund has outperformed value, significantly bettering the excess return of the MSCI World Value Index over the MSCI World Index. Yet, this recent period has been different for a few reasons. First, global economic growth has been persistently low, affording a scarcity premium to companies that have been able to exhibit above-average revenue growth. Second, central bank policy rates have fallen to historical lows. As interest rates declined, so too did equity earnings yields. Because earnings yields are simply the inverse of price-to-earnings ratios, equity valuations tend to expand in falling rate environments, further improving the backdrop for growth stocks.

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Other aspects of this environment have been equally challenging. To begin with, this has not been a typical monetary loosening cycle. Central banks have not just lowered interest rates, they have acquired vast portfolios of debt securities in an effort to boost lending and stimulate the economy. As a result of such quantitative easing, the balance sheet of the U.S. Fed has quadrupled to nearly US$4.5 trillion, or around 25% of gross domestic product (GDP). Furthermore, the Bank of Japan’s balance sheet has ballooned to 65% of GDP. In Europe, the ECB and the Bank of England embarked on their own quantitative easing programs. The result of all this stimulus has been a wave of what we believe to be indiscriminate support for financial assets in general, and risk assets like equities in particular. Given the extent to which central bank actions have influenced financial markets, investors recently seemed to us more intently focused on analyzing economic and policy trends than on distinguishing fundamental values at the individual security level. This scenario has led to high degrees of correlation between individual equities, which have put at a disadvantage fundamentally oriented, bottom-up stock-pickers like us. Although such conditions have been frustrating, we nevertheless remain confident in the long-term value of our time-tested investment approach. We believe recent market trends cannot persist indefinitely; it has been our experience that price has eventually converged with value.

This convergence has certainly not yet occurred in the energy sector, a major Fund overweighting and a large detractor during the 12 months under review.2 Global energy stocks tumbled during the period, and the price of oil fell to a six-and-half-year low as modest economic growth raised concerns about energy demand and the Organization of the Petroleum Exporting Countries’ (OPEC’s) decision not to cut production compounded a global supply glut. Half of the Fund’s worst 10 detractors during the period were energy stocks, led by Brazilian oil major Petroleo Brasileiro (Petrobras).3 Petrobras remained a higher risk holding given ongoing uncertainty around legal issues, government interference and strategic execution. However, we believe many of these risks were discounted in the firm’s depressed share price, which seemed to us more reflective of the company’s ancillary problems than its core value proposition as owner of perhaps the world’s most promising long-term production portfolio.

More broadly, despite the near-term supply and demand imbalances currently depressing oil prices, we believed longer term

Top 10 Sectors/Industries
8/31/15
% of Total
Net Assets
Banks	14.1%
Pharmaceuticals	11.9%
Oil, Gas & Consumable Fuels	9.0%
Insurance	5.6%
Technology Hardware, Storage & Peripherals	5.0%
Media	4.4%
Diversified Telecommunication Services	3.4%
Wireless Telecommunication Services	3.4%
Health Care Equipment & Supplies	3.2%
Software	3.2%

conditions remained supportive of higher prices. The reserve life of U.S. shale deposits, a major source of recent supply growth, is a fraction of the life of traditional deposits, meaning shale deposits’ productive capacity should fade relatively quickly. In the meantime, low prices were beginning to have their expected effect as higher cost North American oil production began to decline. In fact, the International Energy Agency recently predicted that non-OPEC production will decrease the most in 20 years in 2016. In short, the shale boom is aging and does not appear to represent a permanent impediment to balanced oil markets. To us, a balanced market is one where price levels encourage the production of the all-important marginal barrel of supply, or the last barrel needed to satisfy demand. At period-end, the marginal cost of production in global oil markets was roughly US$70–US$80, and we believe prices are likely to recover to these levels over our investment horizon.

Stock selection in industrials also detracted from returns, with this cyclical sector subject to many of the same concerns about weak global demand that pressured energy stocks.4 Our stake in U.S. truck manufacturer Navistar International declined after a failed truck engine emissions strategy impaired sales.3 The firm came under new management with a chief executive officer who has been aggressively rebuilding the brand and helping Navistar gain market share in the profitable medium-duty truck segment. A prominent activist investor has also become the firm’s largest shareholder and has been agitating for further restructuring, and we expected continued operational improvements and an eventual share price recovery over our long-term investment horizon.

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
3. Not part of the index.
4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates and machinery in the SOI.

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TEMPLETON GROWTH FUND, INC.

Top 10 Holdings
8/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	3.1%
Software, U.S.
Samsung Electronics Co. Ltd.	2.9%
Technology Hardware, Storage & Peripherals, South Korea
Citigroup Inc.	2.5%
Banks, U.S.
Teva Pharmaceutical Industries Ltd.	2.5%
Pharmaceuticals, Israel
Amgen Inc.	2.1%
Biotechnology, U.S.
CRH PLC, ord. and 144A	2.0%
Construction Materials, Ireland
Pfizer Inc.	2.0%
Pharmaceuticals, U.S.
Comcast Corp.	2.0%
Media, U.S.
Medtronic PLC	2.0%
Health Care Equipment & Supplies, U.S.
Roche Holding AG	2.0%
Pharmaceuticals, Switzerland

Other notable sector-level detractors during the period included an underweighted allocation and stock selection in information technology and stock selection in telecommunication services.5 From the information technology sector, South Korean semiconductor and consumer electronics firm Samsung Electronics notably lagged.3 Samsung shares declined amid cyclical weakness in the firm’s memory division, slowing growth in its highly successful smartphone business, and disappointment in the company’s decision not to issue a special dividend this year. We think that Samsung, with a cash hoard equal to one-third of its market capitalization, and trading near all-time lows on a number of meaningful valuation metrics, can weather current weakness and enjoy continued appreciation over our long-term investment horizon. Even after its recent decline, the stock was up roughly 500% from when it was first recommended for our bargain list, and we see continued potential for price appreciation over the long term given our view of Samsung’s modest valuation and impressive market position across a range of lucrative technology products. From the telecommunication services sector, Russian mobile operator Mobile TeleSystems declined due to a weaker ruble and concerns surrounding corporate governance.3 Although the company’s core business continued to perform well and meet our operational expectations, ancillary issues surrounding an investigation into the firm’s controlling shareholder and currency volatility stemming from economic sanctions largely undermined our fundamental investment thesis, and we exited the position during the year in review.

Despite the aforementioned challenges for value investors, the year in review did bring some encouraging results. Stock selection in the materials sector aided relative performance.6 Irish cement manufacturer CRH rose to an eight-year high as firmer demand in key markets like the U.S. and Europe improved the firm’s earnings outlook. We believed restructuring and cost-saving initiatives have been well executed thus far, and CRH also stood to potentially benefit from an acquisition of assets divested as a regulatory requirement of a merger between competitors. More broadly within the materials sector, we continued to find only selective values. In general, construction materials firms were highly sensitive to wider economic trends, and valuations began to reflect expected earnings improvements as major western property markets recovered. Elsewhere, chemical stocks looked generally expensive to us with margins near cyclical peaks and new capacity negatively affecting industry pricing. The mining industry also suffered from significant excess capacity following an unprecedented investment boom in China, and although some stocks were beginning to look attractively valued in our analysis, much depends on China’s economic trajectory as the country’s leadership seeks a more sustainable growth model. We believe a gradual transition away from investment toward consumption (which has been customary as an economy develops) may be manageable for the major miners. However, an abrupt shift to less commodity-intensive growth would likely deepen the industry’s painful adjustment process considering that China, which accounted for just 13% of global GDP, has in recent years been consuming 40%–70% of the world’s industrial metals.

Stock selection in the financials sector and an overweighted allocation in health care also contributed to relative performance as our value theses in both sectors continued to mature.7 We went into the global financial crisis underweighted in banking stocks but soon thereafter began increasing exposure as many stocks traded at what we considered significant discounts to tangible book value, historically an attractive entry

5. The information technology sector comprises communications equipment; electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
6. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
7. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GROWTH FUND, INC.

point for long-term investors. Six years later the industry has largely restructured, recapitalized and refocused on core earnings drivers. Dutch lender ING Groep, one of the Fund’s top contributors during the period, is an excellent example of the progress that has been made at the corporate level in the banking industry. After years of drastic restructuring following a state-sponsored bailout, ING has divested non-core businesses and repaid in full the Dutch government’s crisis-era rescue loan. The firm comfortably passed the ECB’s stress tests earlier this year and once again began to grow its loan book, subsequently generating higher profitability levels and a strong share price rally. In health care, we increased our allocation throughout the 2000s as consensus fears about an impending patent cliff and waning research and development productivity led to valuations we considered attractive. The industry largely survived the patent cliff, and companies implemented successful strategies designed to rein in bloated cost structures and refocus investment on new drug development. We found value across the sector, including in major pharmaceuticals companies like Pfizer (U.S.), innovative biotechnology companies like Amgen (U.S.), growth-oriented devices firms like Medtronic (U.S.), and specialty pharmaceuticals firms like Teva Pharmaceutical Industries (Israel), each of which finished among the Fund’s top 10 contributors during the year in review.

Turning to regions, relative weakness was primarily attributable to an overweighted position and stock selection in Europe as well as stock selection in Asia. In our analysis, European stocks at period-end traded at major discounts to their U.S. peers on most cycle-adjusted valuation metrics. We saw little justification for this discount; given the different stages of economic, earnings and policy cycles, we think European equities should trade at a premium. Corporate earnings have improved significantly since the spring, leading economic indicators have been encouraging, and improving credit conditions were helping to underpin a sustainable recovery. Overall, we believe Europe continued to manage its unique policy and political challenges well, and featured reasonably valued companies with strong operating leverage that were positioned to potentially benefit from an improving growth environment. Asian weakness was primarily attributable to investments in South Korea3 such as in the aforementioned Samsung. South Korean stocks encountered significant headwinds as the period progressed due to a strengthening won (which impinged export profitability), corporate governance concerns at some of the country’s bellwether conglomerates and a flu-like viral outbreak that dampened economic activity. However, in our opinion, valuations in the market remained unusually cheap, particularly for larger capitalization stocks, and we were

Top 10 Countries
8/31/15
% of Total
Net Assets
U.S.	36.2%
U.K.	11.0%
France	8.7%
South Korea	6.2%
Switzerland	5.1%
Germany	4.6%
Netherlands	3.3%
Japan	3.3%
Singapore	2.7%
Israel	2.5%

encouraged by recent government-sponsored corporate reform measures that we think should benefit minority shareholders over the long term. Elsewhere, the Fund’s underweighted allocation and stock selection in the U.S. detracted from relative performance given the country’s continued strong performance. However, the Fund’s allocation to the U.S. remained meaningful. Although we continued to find attractive values at the bottom-up level, the U.S. was still among the world’s most expensive markets and corporate profit margins remained near record levels, making it difficult for us to find sufficient bargains to even approach the global benchmark’s comparatively large U.S. allocation.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

During challenging times, we often turn for perspective to the words of our firm’s founder, Sir John Templeton. In 1995, he wrote, “In almost every activity of normal life people try to go where the outlook is best. ... You look for a job in an industry with a good future, or build a factory where the prospects are best. But my contention is if you’re selecting publicly traded investments, you have to do the opposite. You’re trying to buy

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TEMPLETON GROWTH FUND, INC.

a share at the lowest possible price in relation to what that corporation is worth. And there’s only one reason a share goes to a bargain price — because other people are selling. There is no other reason. To get a bargain price, you’ve got to look for where the public is most frightened and pessimistic.” As valuations have risen with equity markets since the recovery from the global financial crisis, we have continued to search pockets of fear and pessimism where we believe we can still find long-term value for our clients. Although the market has not favored this style of value investing in recent years, we have maintained our disciplined process and continue to believe it will pay off over the long term. Central banks cannot support global financial markets with extraordinary stimulus indefinitely. Historically, when policymakers have raised interest rates (as we believe the Fed is likely preparing to do), value investing has outperformed. As central banks begin the delicate process of withdrawing stimulus, and global economies find their footing in a market-based (as opposed to policy-driven) system, we believe the ensuing normalization of interest rate and economic conditions will support the process of value recognition at the individual stock level. We believe the Fund is well positioned to take advantage of this eventual normalization and add to its long-term performance.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/15	8/31/14		Change
A (TEPLX)	$22.60	$26.05	-$	3.45
C (TEGTX)	$21.96	$25.32	-$	3.36
R (TEGRX)	$22.37	$25.78	-$	3.41
R6 (FTGFX)	$22.63	$26.08	-$	3.45
Advisor (TGADX)	$22.66	$26.13	-$	3.47

Distributions[1] (9/1/14–8/31/15)
Dividend
Share Class	Income
A	$0.6694
C	$0.4823
R	$0.6040
R6	$0.7583
Advisor	$0.7383

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TEMPLETON GROWTH FUND, INC.
PERFORMANCE SUMMARY

Performance as of 8/31/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(9/30/15)[5]	Operating Expenses[6]
A					1.03%
1-Year	-10.76%	-15.89%	$8,411	-17.52%
5-Year	+63.11%	+8.98%	$15,375	+5.78%
10-Year	+41.76%	+2.94%	$13,363	+2.18%
C					1.78%
1-Year	-11.44%	-12.31%	$8,769	-14.02%
5-Year	+56.99%	+9.44%	$15,699	+6.24%
10-Year	+31.58%	+2.78%	$13,158	+2.03%
R					1.28%
1-Year	-10.97%	-10.97%	$8,903	-12.72%
5-Year	+61.02%	+10.00%	$16,102	+6.76%
10-Year	+38.29%	+3.30%	$13,829	+2.53%
R6					0.69%
1-Year	-10.41%	-10.41%	$8,959	-12.19%
Since Inception (5/1/13)	+11.27%	+4.68%	$11,127	+2.21%
Advisor					0.78%
1-Year	-10.54%	-10.54%	$8,946	-12.25%
5-Year	+65.16%	+10.56%	$16,516	+7.30%
10-Year	+45.42%	+3.82%	$14,542	+3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/05–8/31/15)

$20,000
$15,000
$10,000
$5,000
9/05
8/07
8/09
8/11
8/13
8/15
$17,874
$13,363
$12,134
Templeton Growth Fund, Inc.
MSCI World Index[7]
CPI[8]

Average Annual Total Return

Class A	8/31/15
1-Year	-15.89%
5-Year	+8.98%
10-Year	+2.94%

Class C (9/1/05–8/31/15)

$20,000
$15,000
$10,000
$5,000
9/05
8/07
8/09
8/11
8/13
8/15
$17,874
$13,158
$12,134
Templeton Growth Fund, Inc.
MSCI World Index[7]
CPI[8]

Average Annual Total Return

Class C	8/31/15
1-Year	-12.31%
5-Year	+9.44%
10-Year	+2.78%

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

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TEMPLETON GROWTH FUND, INC.
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particu-
lar countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 13

TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 | Annual Report

franklintempleton.com

			TEMPLETON GROWTH FUND, INC.
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/15	Value 8/31/15	Period* 3/1/15–8/31/15
A
Actual	$1,000	$922.80	$5.09
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35
C
Actual	$1,000	$919.20	$8.71
Hypothetical (5% return before expenses)	$1,000	$1,016.13	$9.15
R
Actual	$1,000	$921.70	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
R6
Actual	$1,000	$924.80	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.52
Advisor
Actual	$1,000	$924.10	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; C: 1.80%; R: 1.30%; R6: 0.69%;
and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Annual Report

| 15

TEMPLETON GROWTH FUND, INC.

Financial Highlights
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.05	$22.13	$18.04	$17.05	$15.28
Income from investment operations[a]:
Net investment income[b]	0.42	0.55 [c]	0.30	0.35	0.31
Net realized and unrealized gains (losses)	(3.20)	3.68	4.15	1.01	1.74
Total from investment operations	(2.78)	4.23	4.45	1.36	2.05
Less distributions from net investment income	(0.67)	(0.31)	(0.36)	(0.37)	(0.28)
Net asset value, end of year	$22.60	$26.05	$22.13	$18.04	$17.05

Total return[d]	(10.76)%	19.22%	25.00%	8.17%	13.38%

Ratios to average net assets
Expenses	1.05%[e]	1.03%	1.07%[f]	1.11%[f]	1.08%[f]
Net investment income	1.74%	2.18%[c]	1.47%	2.03%	1.71%

Supplemental data
Net assets, end of year (000’s)	$11,506,800	$14,138,298	$12,970,707	$11,582,174	$11,865,049
Portfolio turnover rate	18.47%	17.17%	12.46%	13.47%	21.60%[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		TEMPLETON GROWTH FUND, INC.
			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.32	$21.53	$17.56	$16.58	$14.87
Income from investment operations[a]:
Net investment income[b]	0.23	0.35 [c]	0.14	0.21	0.17
Net realized and unrealized gains (losses)	(3.11)	3.58	4.05	0.99	1.69
Total from investment operations	(2.88)	3.93	4.19	1.20	1.86
Less distributions from net investment income	(0.48)	(0.14)	(0.22)	(0.22)	(0.15)
Net asset value, end of year	$21.96	$25.32	$21.53	$17.56	$16.58

Total return[d]	(11.44)%	18.30%	24.07%	7.39%	12.47%

Ratios to average net assets
Expenses	1.80%[e]	1.78%	1.82%[f]	1.86%[f]	1.83%[f]
Net investment income	0.99%	1.43%[c]	0.72%	1.28%	0.96%

Supplemental data
Net assets, end of year (000’s)	$724,843	$900,525	$800,312	$722,614	$810,279
Portfolio turnover rate	18.47%	17.17%	12.46%	13.47%	21.60%[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.78	$21.91	$17.86	$16.88	$15.13
Income from investment operations[a]:
Net investment income[b]	0.36	0.48 [c]	0.25	0.30	0.26
Net realized and unrealized gains (losses)	(3.17)	3.64	4.12	1.00	1.73
Total from investment operations	(2.81)	4.12	4.37	1.30	1.99
Less distributions from net investment income	(0.60)	(0.25)	(0.32)	(0.32)	(0.24)
Net asset value, end of year	$22.37	$25.78	$21.91	$17.86	$16.88

Total return	(10.97)%	18.88%	24.72%	7.87%	13.08%

Ratios to average net assets
Expenses	1.30%[d]	1.28%	1.32%[e]	1.36%[e]	1.33%[e]
Net investment income	1.49%	1.93%[c]	1.22%	1.78%	1.46%

Supplemental data
Net assets, end of year (000’s)	$119,665	$155,334	$146,530	$136,909	$150,841
Portfolio turnover rate	18.47%	17.17%	12.46%	13.47%	21.60%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.18%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.08	$22.16	$21.34
Income from investment operations[b]:
Net investment income[c]	0.51	0.63 [d]	0.17
Net realized and unrealized gains (losses)	(3.20)	3.68	0.65
Total from investment operations	(2.69)	4.31	0.82
Less distributions from net investment income	(0.76)	(0.39)	—
Net asset value, end of year	$22.63	$26.08	$22.16

Total return[e]	(10.41)%	19.60%	3.84%

Ratios to average net assets[f]
Expenses	0.70%[g]	0.69%	0.71%[h]
Net investment income	2.09%	2.52%[d]	1.83%

Supplemental data
Net assets, end of year (000’s)	$1,977,253	$2,363,855	$2,042,413
Portfolio turnover rate	18.47%	17.17%	12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.13	$22.15	$18.06	$17.07	$15.30
Income from investment operations[a]:
Net investment income[b]	0.49	0.59 [c]	0.31	0.38	0.35
Net realized and unrealized gains (losses)	(3.22)	3.71	4.19	1.02	1.75
Total from investment operations	(2.73)	4.30	4.50	1.40	2.10
Less distributions from net investment income	(0.74)	(0.32)	(0.41)	(0.41)	(0.33)
Net asset value, end of year	$22.66	$26.13	$22.15	$18.06	$17.07

Total return	(10.54)%	19.55%	25.28%	8.47%	13.65%

Ratios to average net assets
Expenses	0.80%[d]	0.78%	0.82%[e]	0.86%[e]	0.83%[e]
Net investment income	1.99%	2.43%[c]	1.72%	2.28%	1.96%

Supplemental data
Net assets, end of year (000’s)	$396,094	$429,080	$425,222	$2,355,806	$2,589,977
Portfolio turnover rate	18.47%	17.17%	12.46%	13.47%	21.60%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.68%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, August 31, 2015
	Industry	Shares	Value
Common Stocks 96.3%
Canada 0.1%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	419,400	$11,882,176
China 1.4%
China Mobile Ltd.	Wireless Telecommunication Services	4,859,500	59,912,932
[a]China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	38,305,483
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	154,862,700	109,902,562
			208,120,977
Denmark 0.5%
[a]FLSmidth & Co. AS	Construction & Engineering	2,095,190	79,271,674
France 8.7%
AXA SA	Insurance	8,817,061	222,240,292
BNP Paribas SA	Banks	3,558,980	224,595,845
Cie Generale des Etablissements Michelin, B	Auto Components	1,558,399	150,812,863
Credit Agricole SA	Banks	14,535,330	197,002,077
Sanofi	Pharmaceuticals	2,157,097	213,299,467
Technip SA	Energy Equipment & Services	1,228,000	66,876,925
Total SA, B	Oil, Gas & Consumable Fuels	4,668,754	213,655,279
			1,288,482,748
Germany 4.6%
[b]Commerzbank AG	Banks	922,510	10,337,672
[b]Deutsche Lufthansa AG	Airlines	15,394,331	187,408,767
Merck KGaA	Pharmaceuticals	1,666,254	159,344,370
Metro AG	Food & Staples Retailing	5,118,650	149,426,924
SAP SE	Software	193,410	13,012,389
Siemens AG	Industrial Conglomerates	1,596,669	158,402,154
			677,932,276
India 0.4%
Hero Motocorp Ltd.	Automobiles	1,450,303	52,405,446
Ireland 2.0%
CRH PLC	Construction Materials	9,707,855	290,583,606
[c]CRH PLC, 144A	Construction Materials	326,292	9,766,844
			300,350,450
Israel 2.5%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	5,603,827	360,942,497
Italy 2.0%
Eni SpA	Oil, Gas & Consumable Fuels	6,671,477	109,462,553
UniCredit SpA	Banks	29,238,098	191,168,761
			300,631,314
Japan 3.3%
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	11,948,500	131,271,874
Nissan Motor Co. Ltd.	Automobiles	20,118,600	182,036,491
SoftBank Group Corp.	Wireless Telecommunication Services	2,847,800	165,902,437
			479,210,802

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| 21

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Netherlands 3.3%
Aegon NV	Insurance	15,829,990	$97,394,784
Akzo Nobel NV	Chemicals	2,137,090	144,619,672
ING Groep NV, IDR	Banks	10,137,371	155,130,837
[b]QIAGEN NV	Life Sciences Tools & Services	3,422,165	90,441,476
			487,586,769
Portugal 0.9%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	13,080,490	137,851,817
Russia 1.0%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	9,171,571	145,231,827
Singapore 2.7%
DBS Group Holdings Ltd.	Banks	8,010,734	100,836,796
[b]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	11,802,010	124,039,125
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	63,658,000	168,744,008
			393,619,929
South Korea 6.2%
Hyundai Motor Co.	Automobiles	1,688,779	212,782,498
KB Financial Group Inc.	Banks	4,960,243	150,162,951
POSCO	Metals & Mining	797,666	128,159,705
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	458,402	422,134,841
			913,239,995
Spain 1.4%
Telefonica SA	Diversified Telecommunication Services	14,874,905	210,028,961
Sweden 1.7%
Ericsson, B	Communications Equipment	8,281,470	80,788,384
Getinge AB, B	Health Care Equipment & Supplies	7,932,270	176,417,442
			257,205,826
Switzerland 5.1%
Credit Suisse Group AG	Capital Markets	8,803,397	236,305,303
Roche Holding AG	Pharmaceuticals	1,057,688	288,833,341
Swiss Re AG	Insurance	2,652,800	227,892,464
			753,031,108
Thailand 0.3%
Bangkok Bank PCL, fgn.	Banks	8,099,000	37,193,900
Turkey 1.0%
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	14,409,442	140,636,154
United Kingdom 11.0%
BAE Systems PLC	Aerospace & Defense	16,720,102	116,024,725
BP PLC	Oil, Gas & Consumable Fuels	23,130,712	127,960,326
GlaxoSmithKline PLC	Pharmaceuticals	11,344,568	233,365,069
HSBC Holdings PLC	Banks	22,977,340	181,743,348
Kingfisher PLC	Specialty Retail	43,265,874	236,494,184
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	82,766	2,152,795
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	5,497,253	143,957,099
Serco Group PLC	Commercial Services & Supplies	42,875,357	74,347,653
Sky PLC	Media	9,409,666	150,605,068

22 | Annual Report			franklintempleton.com

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Standard Chartered PLC	Banks	6,335,660	$74,376,265
Tesco PLC	Food & Staples Retailing	48,771,945	143,212,066
Vodafone Group PLC	Wireless Telecommunication Services	38,800,571	134,980,398
			1,619,218,996
United States 36.2%
[b]Allergan PLC	Pharmaceuticals	412,179	125,195,249
American International Group Inc.	Insurance	4,582,520	276,509,257
Amgen Inc.	Biotechnology	1,993,750	302,611,375
Apache Corp.	Oil, Gas & Consumable Fuels	3,199,650	144,752,166
Baker Hughes Inc.	Energy Equipment & Services	2,727,884	152,761,504
Capital One Financial Corp.	Consumer Finance	1,887,860	146,781,115
[a]Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	13,972,030	109,121,554
Chevron Corp.	Oil, Gas & Consumable Fuels	1,528,510	123,794,025
Cisco Systems Inc.	Communications Equipment	7,207,250	186,523,630
Citigroup Inc.	Banks	6,890,580	368,508,218
Comcast Corp., Special A	Media	5,203,480	297,847,195
CVS Health Corp.	Food & Staples Retailing	855,670	87,620,608
Eli Lilly & Co.	Pharmaceuticals	920,330	75,789,176
Gilead Sciences Inc.	Biotechnology	579,290	60,866,000
[b]Google Inc., A	Internet Software & Services	225,530	146,102,845
Halliburton Co.	Energy Equipment & Services	2,711,580	106,700,673
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	6,415,070	180,006,864
JPMorgan Chase & Co.	Banks	3,542,510	227,074,891
Medtronic PLC	Health Care Equipment & Supplies	4,059,560	293,465,592
[b]Michael Kors Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,969,730	129,064,466
Microsoft Corp.	Software	10,439,430	454,323,994
Morgan Stanley	Capital Markets	6,286,700	216,576,815
[b,d]Navistar International Corp.	Machinery	5,754,190	102,654,750
[b]News Corp., A	Media	2,728,302	37,186,756
Noble Corp. PLC	Energy Equipment & Services	4,837,980	62,990,500
Pfizer Inc.	Pharmaceuticals	9,262,540	298,439,039
SunTrust Banks Inc.	Banks	4,098,280	165,447,564
Twenty-First Century Fox Inc., A	Media	5,686,150	155,743,649
United Parcel Service Inc., B	Air Freight & Logistics	2,154,350	210,372,277
Verizon Communications Inc.	Diversified Telecommunication Services	1,870,841	86,077,394
			5,330,909,141
Total Common Stocks
(Cost $12,943,973,655)			14,184,984,783
Preferred Stocks
(Cost $200,646,430) 0.6%
Brazil 0.6%
[b]Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	17,262,556	87,003,282
Total Investments before Short Term
Investments (Cost $13,144,620,085)			14,271,988,065

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| 23

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS

	Principal
	Amount*	Value
Short Term Investments 2.2%
Time Deposits 1.8%
United States 1.8%
Bank of Montreal, 0.05%, 9/01/15	$30,000,000	$30,000,000
Royal Bank of Canada, 0.05%, 9/01/15	240,200,000	240,200,000
Total Time Deposits
(Cost $270,200,000)		270,200,000
Total Investments before Money
Market Funds
(Cost $13,414,820,085)		14,542,188,065
	Shares
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $53,424,958) 0.4%
Money Market Funds 0.4%
United States 0.4%
[b,f]Institutional Fiduciary Trust Money Market
Portfolio	53,424,958	53,424,958
Total Investments
(Cost $13,468,245,043) 99.1%		14,595,613,023
Other Assets, less Liabilities 0.9%		129,041,783
Net Assets 100.0%		$14,724,654,806

See Abbreviations on page 37.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is on loan at August 31, 2015. See Note 1(c).
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors. At
August 31, 2015, the value of this security was $9,766,844, representing 0.07% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 1(c) regarding securities on loan.
fSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

24 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,235,124,905
Cost - Non-controlled affiliated issuers (Note 8)	179,695,180
Cost - Sweep Money Fund (Note 3f)	53,424,958
Total cost of investments	$13,468,245,043
Value - Unaffiliated issuers	$14,439,533,315
Value - Non-controlled affiliated issuers (Note 8)	102,654,750
Value - Sweep Money Fund (Note 3f)	53,424,958
Total value of investments (includes securities loaned in the amount of $51,548,697)	14,595,613,023
Cash	14,475,182
Foreign currency, at value (cost $5,735,780)	5,731,747
Receivables:
Investment securities sold	129,446,664
Capital shares sold	6,283,028
Dividends and interest	38,155,410
Due from custodian	145,800
Other assets	15,739,823
Total assets	14,805,590,677
Liabilities:
Payables:
Capital shares redeemed	11,984,813
Management fees	8,829,582
Distribution fees	3,247,608
Transfer agent fees	2,175,823
Payable upon return of securities loaned	53,570,758
Accrued expenses and other liabilities	1,127,287
Total liabilities	80,935,871
Net assets, at value	$14,724,654,806
Net assets consist of:
Paid-in capital	$14,618,826,347
Undistributed net investment income	189,371,778
Net unrealized appreciation (depreciation)	1,126,544,848
Accumulated net realized gain (loss)	(1,210,088,167)
Net assets, at value	$14,724,654,806

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TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2015

Class A:
Net assets, at value	$11,506,799,608
Shares outstanding	509,169,284
Net asset value per share[a]	$22.60
Maximum offering price per share (net asset value per share ÷ 94.25%)	$23.98
Class C:
Net assets, at value	$724,842,950
Shares outstanding	33,006,485
Net asset value and maximum offering price per share[a]	$21.96
Class R:
Net assets, at value	$119,665,287
Shares outstanding	5,350,149
Net asset value and maximum offering price per share	$22.37
Class R6:
Net assets, at value	$1,977,252,503
Shares outstanding	87,382,446
Net asset value and maximum offering price per share	$22.63
Advisor Class:
Net assets, at value	$396,094,458
Shares outstanding	17,480,928
Net asset value and maximum offering price per share	$22.66

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Investment income:
Dividends (net of foreign taxes of $35,383,026)	$436,339,819
Interest	379,933
Income from securities loaned	1,516,497
Other income (Note 1d)	21,230,201
Total investment income	459,466,450
Expenses:
Management fees (Note 3a)	111,005,717
Distribution fees: (Note 3c)
Class A	32,183,011
Class C	8,196,180
Class R	696,361
Transfer agent fees: (Note 3e)
Class A	13,625,892
Class C	867,831
Class R	147,586
Class R6	1,029
Advisor Class	444,277
Custodian fees (Note 4)	1,188,668
Reports to shareholders	1,068,435
Registration and filing fees	208,391
Professional fees	289,965
Directors’ fees and expenses	283,251
Other	444,545
Total expenses	170,651,139
Expenses waived/paid by affiliates (Note 3f)	(69,647)
Net expenses	170,581,492
Net investment income	288,884,958
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	432,158,604
Foreign currency transactions	42,778
Net realized gain (loss)	432,201,382
Net change in unrealized appreciation (depreciation) on:
Investments	(2,560,625,713)
Translation of other assets and liabilities denominated in foreign currencies	(594,945)
Net change in unrealized appreciation (depreciation)	(2,561,220,658)
Net realized and unrealized gain (loss)	(2,129,019,276)
Net increase (decrease) in net assets resulting from operations	$(1,840,134,318)

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The accompanying notes are an integral part of these financial statements. | Annual Report | 27

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$288,884,958	$398,073,637
Net realized gain (loss)	432,201,382	642,424,552
Net change in unrealized appreciation (depreciation)	(2,561,220,658)	2,062,090,380
Net increase (decrease) in net assets resulting from operations	(1,840,134,318)	3,102,588,569
Distributions to shareholders from:
Net investment income:
Class A	(353,064,451)	(176,426,824)
Class C	(16,734,300)	(5,057,087)
Class R	(3,533,174)	(1,589,979)
Class R6	(68,333,640)	(34,522,085)
Advisor Class	(12,416,781)	(5,705,937)
Total distributions to shareholders	(454,082,346)	(223,301,912)
Capital share transactions: (Note 2)
Class A	(832,642,688)	(1,115,879,967)
Class C	(61,254,169)	(39,445,476)
Class R	(16,406,989)	(16,570,744)
Class R6	(83,826,742)	(38,783,301)
Advisor Class	25,909,957	(66,698,023)
Total capital share transactions	(968,220,631)	(1,277,377,511)
Net increase (decrease) in net assets	(3,262,437,295)	1,601,909,146
Net assets:
Beginning of year	17,987,092,101	16,385,182,955
End of year	$14,724,654,806	$17,987,092,101
Undistributed net investment income included in net assets:
End of year	$189,371,778	$354,540,069

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The total cash collateral received at year end was $53,570,758, of which $145,800 was uninvested cash included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

30 | Annual Report

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended August 31, 2015, the Fund recognized approximately $21,480,084 from Finland and Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

2. Capital Stock

At August 31, 2015, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	33,145,343	$806,486,507	67,525,899	$1,696,230,668
Shares issued in reinvestment of distributions	13,100,099	306,148,439	6,211,425	148,327,248
Shares redeemed	(79,832,830)	(1,945,277,634)	(117,060,962)	(2,960,437,883)
Net increase (decrease)	(33,587,388)	$(832,642,688)	(43,323,638)	$(1,115,879,967)
Class C Shares:
Shares sold	2,344,204	$55,551,859	3,127,097	$76,451,243
Shares issued in reinvestment of distributions	671,451	15,329,217	198,068	4,622,900
Shares redeemed	(5,574,516)	(132,135,245)	(4,935,558)	(120,519,619)
Net increase (decrease)	(2,558,861)	$(61,254,169)	(1,610,393)	$(39,445,476)
Class R Shares:
Shares sold	721,099	$17,293,929	747,781	$18,587,661
Shares issued in reinvestment of distributions	151,027	3,499,291	66,682	1,579,031
Shares redeemed	(1,546,820)	(37,200,209)	(1,478,256)	(36,737,436)
Net increase (decrease)	(674,694)	$(16,406,989)	(663,793)	$(16,570,744)
Class R6 Shares:
Shares sold	751,191	$18,164,194	4,196,703	$102,849,438
Shares issued in reinvestment of distributions	2,844,608	66,393,142	1,446,860	34,522,085
Shares redeemed	(6,835,559)	(168,384,078)	(7,176,938)	(176,154,824)
Net increase (decrease)	(3,239,760)	$(83,826,742)	(1,533,375)	$(38,783,301)
Advisor Class Shares:
Shares sold	2,777,103	$68,338,406	2,735,099	$69,147,696
Shares issued in reinvestment of distributions	491,470	11,495,473	223,682	5,348,247
Shares redeemed	(2,211,704)	(53,923,922)	(5,728,848)	(141,193,966)
Net increase (decrease)	1,056,869	$25,909,957	(2,770,067)	$(66,698,023)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

32 | Annual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,597,188
CDSC retained	$52,174

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2015, the Fund paid transfer agent fees of $15,086,615, of which $8,774,986 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the year ended August 31, 2015.

h. Other Affiliated Transactions

At August 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 12.78% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2015, the Fund had capital loss carryforwards of $1,088,040,660 expiring in 2018.

During the year ended August 31, 2015, the Fund utilized $622,495,106 of capital loss carryforwards.

34 | Annual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At August 31, 2015, the Fund deferred post-October capital losses of $162,551,944.

The tax character of distributions paid during the years ended August 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$454,082,346	$223,301,912

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$13,427,740,608

Unrealized appreciation	$2,935,017,360
Unrealized depreciation	(1,767,144,945)
Net unrealized appreciation (depreciation)	$1,167,872,415

Distributable earnings – undistributed ordinary income	$173,762,036

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and foreign tax reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $2,985,750,964 and $4,241,429,585 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Navistar International Corp.	5,754,190	—	—	5,754,190	$102,654,750	$ —	$ —
Total Affiliated Securities (Value is 0.70% of Net Assets)

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$14,271,988,065	$—	$—	$14,271,988,065
Short Term Investments	53,424,958	270,200,000	—	323,624,958
Total Investments in Securities	$14,325,413,023	$270,200,000	$—	$14,595,613,023

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

36 | Annual Report

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014 and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
IDR	International Depositary Receipt

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TEMPLETON GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

38 | Annual Report

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TEMPLETON GROWTH FUND, INC.

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 23.23% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $378,406,985 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 11, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0506	$0.5413	$0.4486
Class C	$0.0506	$0.3843	$0.3186
Class R	$0.0506	$0.4846	$0.4019
Class R6	$0.0506	$0.6183	$0.5127
Advisor Class	$0.0506	$0.6001	$0.4974

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GROWTH FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Director	Since 1992	144	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Director	Since 2008	42	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Director	Since 2000	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Director since	144	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2000 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Director	Independent		RTI International Metals, Inc.
		Director since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad)
(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON GROWTH FUND, INC.

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Director	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Director	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Director	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Director	Since 2005	144	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (2014-present;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Director		Since 2000	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Director	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Director	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Director and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo,CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2015, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global multi-cap value funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of the Lipper performance universe, and on an annualized basis to be in the highest or best performing quintile of such universe for the previous three-year period, in the second-highest quintile for the previous five-year period, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as shown in the Lipper report to be acceptable, noting that the Fund’s total return was above the median for the annualized two-, three-, four- and five-year periods.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund and its actual total expense ratio were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the

46 | Annual Report

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides an initial fee of 0.780% on the first $200 million of Fund net assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.565% on net assets in excess of $45 billion. At the end of 2014, the Fund’s net assets were approximately $16.4 billion, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

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Annual Report and Shareholder Letter
Templeton Growth Fund, Inc.

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	101 A 10/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $76,798 for the fiscal year ended August 31, 2015 and $88,590 for the fiscal year ended August 31, 2014.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,952 for the fiscal year ended August 31, 2015 and $33,033 for the fiscal year ended August 31, 2014. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2015 and $3,830 for the fiscal year ended August 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2015 and $5,550 for the fiscal year ended August 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended August 31, 2015 and $157,686 for the fiscal year ended August 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $11,952 for the fiscal year ended August 31, 2015 and $200,099 for the fiscal year ended August 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2015

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 26, 2015